SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 29, 2002
                        (Date of Earliest Event Reported)

                               UNITED ENERGY CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                  Commission File:              22-3342379
(state or other jurisdiction          000-30841                 (IRS Employer
    of incorporation or                                      Identification No.)
       organization)

                             600 Meadowlands Parkway
                               Secaucus, NJ 07094
          (Address of Principal executive offices, including zip code)

                                 (201) 842-0288
              (Registrant's telephone number, including area code)

ITEM 4. Changes in Registrant's Certifying Accountant

The Audit Committee of the Board of Directors of United Energy Corp. (the "Company") considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors decided not to renew the engagement of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and to engage Grant Thornton LLP to serve as the Company's independent public accountants for the purpose of auditing the Company's financial statements for the fiscal year ended March 31, 2002 and for future fiscal periods. The decision to make the change was effective as of May 29, 2002. The appointment of Grant Thornton as the certifying accountant for the fiscal year 2003 will be submitted for ratification by the Company's shareholders at the Annual Meeting scheduled for August 22, 2002.

Andersen's report for the fiscal year ended March 31, 2001, contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K during either of the last two fiscal years. For the fiscal year ended March 31, 2000, the report of Arthur Andersen, LLP contained a provision as to the status of the Company as a going concern.

During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years.

United Energy Corp. has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 29, 2002, setting forth its agreement with the statements set out above.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or as to any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this document.

Exhibit Number          Description
--------------          -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission Dated May 29, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                              UNITED ENERGY CORP.


Date: June 3, 2002                            By: /s/  ROBERT L. SEAMAN
                                                  ------------------------------
                                                       Robert L. Seaman
                                                       Executive Vice President

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission Dated May 29, 2002